Form N-SAR

Sub-Item 77Q1 (e)
Copies of new or amended Registrant investment advisory contracts
333-33978, 811-09885


Janus Adviser Series Investment Advisory Agreement - Janus Adviser International Equity Fund is incorporated herein by reference to Exhibit 4(fffff) to Post-Effective Amendment No. 34 to Janus Adviser Series registration statement on Form N-1A, filed on September 14, 2006; accession number
0000950134-06-017768~(File   No.  333-33978).  Since  the  filing  thereof,  the
Agreement was dated November 28, 2006 and signed by David R. Martin and Stephanie Grauerholz-Lofton.

Janus Adviser Series Investment Advisory Agreement - Janus Institutional Cash Management Fund is incorporated herein by reference to Exhibit 4(kkkkk) to Post-Effective Amendment No. 38 to Janus Adviser Series registration statement on Form N-1A, filed on February 23, 2007; accession number 0001035704-07-000171 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Institutional Government Money Market Fund is incorporated herein by reference to Exhibit 4(lllll) to Post-Effective Amendment No. 38 to Janus Adviser Series registration statement on Form N-1A, filed on February 23, 2007; accession number 0001035704-07-000171 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Institutional Money Market Fund is incorporated herein by reference to Exhibit 4(mmmmm) to Post-Effective Amendment No. 38 to Janus Adviser Series registration statement on Form N-1A, filed on February 23, 2007; accession number 0001035704-07-000171 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Floating Rate High Income Fund is incorporated herein by reference to Exhibit 4(nnnnn) to Post-Effective Amendment No. 40 to Janus Adviser Series registration statement on Form N-1A, filed on May 1, 2007; accession number 0001035704-07-000338 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser INTECH Risk-Managed International Fund is incorporated herein by reference to Exhibit 4(ooooo) to Post-Effective Amendment No. 40 to Janus Adviser Series registration statement on Form N-1A, filed on May 1, 2007; accession number 0001035704-07-000338 (File No. 333-33978).

Janus Adviser Series Investment Sub-Advisory Agreement - Janus Adviser INTECH Risk-Managed International Fund is incorporated herein by reference to Exhibit 4(ppppp) to Post-Effective Amendment No. 40 to Janus Adviser Series registration statement on Form N-1A, filed on May 1, 2007; accession number 0001035704-07-000338 (File No. 333-33978).